SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                                            (Amendment No. ____)

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Soliciting Material Pursuant to §240.14a-12

NORTHERN LIGHTS FUND TRUST

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                                         Northern Lights Fund Trust

Biltmore Momentum/Dynamic ETF Fund

450 Wireless Boulevard

Hauppauge, New York 11788

                                                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                        To Be Held October 16, 2009

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the "Trust"), an open-end investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Biltmore Momentum/Dynamic ETF Fund (the "Fund") series of the Trust, to be held at the principal offices of the Trust, 450 Wireless Boulevard, Hauppauge, New York  11788, on October 16, 2009 at 10:00 a.m., Eastern time, for the following purposes:

1.

Ratification of an Interim Investment Advisory Agreement ("Interim Agreement") between the Trust and Winans International, Inc.

2.

Approval of a new Investment Advisory Agreement ("Advisory Agreement") between the Trust and WI Mutual Funds, LLC.

3.

Approval of a new Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between the WI Mutual Funds, LLC and Winans International, Inc.

4.

Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on August 31, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on October 16, 2009

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Advisory and Sub-Advisory Agreement), and Proxy Voting Ballot are available at www. [  ] ..com.

By Order of the Board of Trustees

/s/ Emile Molineaux

EMILE MOLINEAUX, Secretary

August 31, 2009

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to [telephone] , whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Northern Lights Fund Trust

Biltmore Momentum/Dynamic ETF Fund

450 Wireless Boulevard

Hauppauge, New York 11788

____________

PROXY STATEMENT

____________

                                                            SPECIAL MEETING OF SHAREHOLDERS

                                                        To Be Held October 16, 2009

                                                        ____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Northern Lights Fund Trust (the "Trust"), on behalf of the Biltmore Momentum/Dynamic ETF Fund (the “Fund”) for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Trust, 450 Wireless Boulevard, Hauppauge, New York  11788, on October 16, 2009 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about August 31, 2009.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

Ratification of an Interim Investment Advisory Agreement ("Interim Agreement") between the Trust and Winans International, Inc.

2.

Approval of a new Investment Advisory Agreement ("Advisory Agreement") between the Trust and WI Mutual Funds, LLC.

3.

Approval of a new Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between the WI Mutual Funds, LLC and Winans International, Inc.

4.

Transaction of such other business as may properly come before the meeting or any adjournments thereof.

In July, 2009, Capital Group, Inc. ("Capital Group") provided notice to the officers of the Trust of its intent to resign as investment adviser to the Fund effective August 10, 2009.  At an in-person meeting of the Board of Trustees held on August 5, 2009 (the "Board Meeting"), the Board agreed to accept the resignation of Capital Group effective upon the hiring of an interim investment adviser for the Fund, and agreed to waive the necessary notice period otherwise required by the investment advisory agreement between the Trust and Capital Group.  The Board of Trustees further approved the closure of the two other series of the Trust managed by Capital Group.

Also at the August 5, 2009 meeting, the Board approved an Interim Investment Advisory Agreement (the "Interim Agreement") between Winans International, Inc. ("Winans") and the Trust applicable to the Fund.  The terms of the Interim Agreement are substantially identical to the terms of the investment advisory agreement that existed between Capital Group and the Trust.  Additional details regarding the Interim Agreement are provided below.

Additionally, the Board received information regarding WI Mutual Funds, LLC ("WI Mutual Funds"), a newly formed investment adviser that was being proposed as the new investment adviser for the Fund following the termination of the Interim Agreement.  WI Mutual Funds is an affiliate of Winans.  The Advisory Agreement is subject to shareholder approval.

WI Mutual Funds has proposed that if the Advisory Agreement is approved by shareholders, it will enter into a Sub-Advisory agreement with Winans, and Winans would be responsible for the day-to-day management of the Fund's assets.  The Sub-Advisory Agreement is also subject to shareholder approval.

At the Board Meeting, the Board also received information from representatives of Winans regarding proposed changes to the Fund's investment objective and strategies.  The Board approved a change in the Fund's investment objective from "long term growth of capital" to "total return".  Also, under normal market conditions, the Fund was previously required to invest at least 80% of its assets in exchange traded funds (ETFs).  The Board approved eliminating the 80% ETF investment requirement, although it was noted that Winans intends to maintain a substantial investment in ETFs while managing the Fund under the new Sub-Advisory Agreement.  Both the change in investment objective and elimination of the 80% ETF investment requirement, while not requiring shareholder approval, do require at least 60 days advance notice to shareholders before becoming effective.  Notice of the proposed changes was provided to shareholders by way of a supplement to the Fund's current prospectus.  It is proposed that the changes will take effect upon the effective date of the new Advisory Agreement and Sub-Advisory Agreement, if approved by shareholders.   It is also proposed that if the Interim Advisory Agreement is ratified and the Advisory and Sub-Advisory Agreements are approved by shareholders, upon the effective date of the new agreements, the name of the Fund be changed to the Winans Equity Long/Short Fund to reflect the new investment adviser and sub-adviser and to reflect the changes investment objective and investment strategies.

Lastly the Board approved a change in the load structure and share classification for the Fund, effective upon the approval of the proposed Advisory Agreement and Sub-Advisory Agreement.  The Fund currently has a Class A and Class C share class, although there currently are no Class C shares outstanding.  The Class A shares impose a 4.75% maximum sales charge as a percentage of the offering price.  The Fund also imposes a 0.25% Distribution and/or Service Fee pursuant to the Fund's Rule 12b-1 Plan on all shares.  Upon approval of the Advisory Agreement and Sub-Advisory Agreement, all outstanding Class A shares will be renamed “no-load shares”.  Shareholders who purchased shares of the Fund subject to the sales load will have the load waived on any future purchases made after the effective date of the Advisory and Sub-Advisory Agreements.

The Board, in a separate action, authorized the filing of a post-effective amendment to the Fund's registration statement whereby the changes in the Fund's investment objective, investment strategies, disclosures related to Winans and WI Mutual Funds, and disclosures related to a new Fund custodian will be made.  Once effective, shareholders will receive the revised Prospectus and can request a copy of the revised Statement of Additional Information containing those disclosures.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to Kevin E. Wolf, Treasurer, Northern Lights Fund Trust, 450 Wireless Boulevard, Hauppauge, New York, 11788 or by calling the Fund at 1-866-722-1677.

PROPOSAL I

RATIFICATION OF THE INTERIM ADVISORY AGREEMENT BETWEEN

THE TRUST AND WINANS INTERNATIONAL, INC.

Background

Capital Group Inc. ("Capital Group"), 60 Rio Salado Parkway, Suite 711, Tempe Arizona 85281, served as the Fund’s investment advisor since the Fund's inception.  Under the terms of the investment advisory agreement between Capital Group and the Trust dated March 26, 2006, Capital Group managed the Fund’s investments and business affairs, subject to the supervision of the Board of Trustees.  The Fund paid an annual investment advisory fee to Capital Group equal to 0.80% of the average daily net assets of the Fund.  Capital Group agreed contractually to waive its investment advisory fee and to reimburse expenses, other than expenses relating to dividends or interest (in the case of bonds) on securities sold short, underlying fund fees, extraordinary or non-recurring expenses, through November 30, 2009, so that the total annual fund operating expenses of the Fund (excluding Rule 12b-1 fees) did not exceed 1.70% of the Fund’s average daily net assets.  For the fiscal year ended July 31, 2009, Capital Group earned $[amount] in advisory fees before the application of fee waivers and expense reimbursements discussed above.  The waiver and expense reimbursement agreement terminated with the termination of the advisory agreement between the Trust and Capital Group.

At a meeting of the Board of Trustees of the Trust held on August 5, 2009 ("Board Meeting"), the Board was informed that Capital Group proposed to tender its resignation as investment adviser to the Fund. The Board agreed to accept Capital Group's resignation following approval of an interim investment adviser and waive the notice requirement contained in the advisory agreement between Capital Group and the Trust.  The officers of the Trust proposed to the Board that Winans be retained to manage the Fund on an interim basis, pending shareholder approval of a new investment advisory agreement and investment Sub-Advisory agreement.  The Board then received information from representatives of Winans and WI Mutual Funds regarding their proposed management of the Fund and proposed changes to the Fund's strategies and objectives.  The Board noted that the terms of the proposed Interim Advisory Agreement are required to be substantially identical to those of the previous advisory agreement between Capital Group and the Trust.

After hearing from Winans regarding the proposed advisory personnel, the experience of Winans and the proposed management of the Fund following shareholder approval of the new Advisory and Sub-Advisory Agreement, the Board of Trustees of the Trust approved the Interim Agreement for the Fund.  Subsequent to the approval of the Interim Agreement with Winans International, Inc., the Board of Trustees informed Capital Group that its resignation had been accepted effective immediately, thereby waiving the notice requirements in the existing investment advisory agreement with Capital Group.

The Interim Investment Advisory Agreement

Ordinarily, shareholders' approval must be obtained before an investment management agreement takes effect.  Rule 15a-4 under the Investment Company Act, however, permits an investment adviser to a registered investment company to serve temporarily under an interim agreement that is approved by a fund’s board of trustees but that has not received shareholder approval, if the following conditions are met:

(i)

the compensation under the interim agreement is no greater than under the previous agreement;

(ii)

the fund’s board of trustees, including a majority of the disinterested trustees, has voted  in person to approve the interim agreement before the previous agreement is terminated;

(iii)

the fund’s board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

(iv)

the interim agreement provides that the fund’s board of trustees or a majority of the fund’s outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;

(v)

the interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees; and

(vi)

the interim agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new management agreement by shareholders.

Pursuant to the conditions of the Investment Company Act, Winans will serve as investment adviser for the Biltmore Momentum/Dynamic ETF Fund (the name of which will change to the Winans Equity Long/Short Fund) pursuant to the Interim Agreement for not more that 150 days from the date of the Board's approval, or if earlier, until the Advisory Agreement is approved by the Fund's shareholders.  If the Fund's shareholders approve the Advisory Agreement within the 150-day period, the amount of advisory fees held in an escrow account, plus interest, will be paid to Winans.  If the Fund's shareholders do not approve the Advisory Agreement, Winans will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned.

Under the terms of the Interim Agreement, Winans provides or arranges to provide investment advice as deemed advisable by Winans and furnishes or arranges to furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies.  Winans determines the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject to the Fund's investment objective, policies and restrictions and subject to such policies and instructions as the Board of Trustees may from time to time establish.

Under the Interim Agreement, as compensation for Winans’ investment advisory services, the Fund pays Winans a fee equal to an annual rate of 0.80% of its average daily net assets.  The fee to be paid to Winans is the same as would have been paid to Capital Group had it continued as investment adviser to the Fund.

Under an Operating Expenses Limitation Agreement between the Trust and Capital Group, Capital Group had agreed contractually to waive its investment advisory fee and to reimburse other operating expenses, (except front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, underlying fund fees, expenses incurred in connection with merger or reorganization, dividend expenses of securities sold short or extraordinary expenses such as litigation) at least until November 30, 2009, so that the total annual fund operating expenses of the Fund (excluding Rule 12b-1 fees) does not exceed 1.70% of the Fund’s average daily net assets.

Although the expense limitation agreement between the Trust and Capital Group terminated with the termination of the investment advisory agreement, Winans has agreed to continue the expense limitation during the term of the Interim Agreement.

The Interim Agreement for the Fund is attached as Exhibit A.  You should read the Interim Agreement.  The description in this Proxy Statement of the Interim Agreement is only a summary.

PROPOSAL II

APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN

THE TRUST AND WI MUTUAL FUNDS, LLC

The New Advisory Agreement

Subject to Fund shareholder approval, the Trust will enter into a Advisory Agreement with WI Mutual Funds, LLC, a newly created federally registered investment adviser.  WI Mutual Funds is an affiliate of Winans, created for the specific purpose of managing the assets of the Fund.  It is proposed that WI Mutual Funds will enter into a Sub-Advisory Agreement (subject to shareholder approval) with Winans pursuant to which Winans and its investment advisory personnel will manage the assets of the Fund.  The terms and conditions of the Advisory Agreement are similar to those of the Interim Agreement as well as the previous investment advisory agreement with Capital Group, except that there is a proposed change in the advisory fees from an asset based fee to a, asset based fee plus a performance based fee.  Details regarding the change in fees is described in more detail below.  Additionally, the following are other provisions that differ from the investment advisory agreement with Capital Group:

(i)

in addition to the general provisions regarding the ability of the investment adviser to determine the securities to be purchased on behalf of the Fund, there are specific provisions that include in the definition of securities, securities to be sold short or "short sales";

(ii)

provisions detailing additional factors the investment adviser may use in selecting broker-dealers with which to place the Fund's securities transactions;

(iii)

clarification that the Trust has retained an administrator and that the investment adviser is only responsible for certain administrative functions related to the Fund;

(iv)

clarification that the investment adviser shall not be liable for actions or omissions of agents of the Fund of the investment adviser, unless liability arises from activities specifically directed by the investment adviser;

(v)

clarification regarding the nature and period of time for reimbursement of Trust expenses paid by the investment adviser and payment of the investment adviser's fees;

(vi)

clarification that fees incurred in connection with dividends on securities sold short and fees payable to the Trust's chief compliance officer are expenses paid by the Trust;

(vii)

clarification that the investment adviser has responsibility for voting proxies of the Fund's portfolio of securities, or arranging for a third party to so vote;

(viii)

clarification that the investment adviser has adopted necessary codes of ethics required by law; and

(ix)

new provisions regarding the use of the investment adviser's name in marketing and promotional materials and confidentiality of information held by the investment adviser and the Trust;

Proposed Change in Advisory Fee

Under the proposed Advisory Agreement, the Fund will pay a variable performance-based management fee. This fee is comprised of an annual base rate of 1.50% of average daily net assets (fulcrum fee), subject to a maximum performance adjustment of either positive of negative 0.25%, in accordance with a rate schedule. The performance adjustment either increases or decreases the management fee, depending on how well the Fund has performed relative to the S&P 500 Index (dividends included) over a performance period. The performance period is the most recent 12 month period (rolling 12 month period).

The management fee will be the fulcrum fee (i.e., there will be no performance adjustment) if the Fund's performance is within positive or negative 0.08% of the investment record of the S&P 500® Index over the performance period.  For a difference between the Fund's performance and the investment record of the S&P 500 Index (up to a 2.00% maximum differential), the management fee will be adjusted either up or down based upon a performance adjustment rate that varies at a rate of 0.01% for each increment of 0.08% of differential performance. The maximum annualized performance adjustment rate is plus or minus 0.25% (which would result from a performance differential of 2.00% percentage points or more between the Fund's performance and the investment record of the S&P 500 Index). The rate calculated is applicable to the last month of the performance period and it is subject to recalculation for the following month. The performance adjustment is calculated each day of the last month of the performance period by multiplying the applicable performance adjustment rate by the Fund's average daily net assets over the performance period and dividing the result by the number of days in the year.  Because the performance adjustment requires a 12 month comparison period, no performance adjustment will be made during the first 12 months following the effectiveness of the Advisory Agreement

For purposes of comparing the Fund's performance to the investment record of the S&P 500 Index, the Fund's performance already reflects any performance adjustments made during the performance period. Thus, when the Fund outperforms the S&P 500 Index, shareholders will receive a total return that represents the full amount of the outperformance.  Further, the total return to shareholders will be significant relative to the performance adjustment because the performance adjustment rate will be a small percentage of the overperformance (expressed in percentage points). For example, assuming you hold your investment through an entire performance period and the Fund's performance during the period exceeds the investment record of the S&P 500 Index by 2.00 percentage points or more, your total return over the period (after performance adjustment) will be at least 2.00 percentage points better than the investment record of the S&P 500 Index and the performance adjustment rate will be no more than 0.25% .

The Investment Advisory Agreement with WI Mutual Funds will become effective upon Fund shareholder approval.  The Investment Advisory Agreement provides that it will remain in force for an initial term of two (2) years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Trustees who are not affiliated with the WI Mutual Funds or Winans (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement may be terminated at any time, on sixty (60) days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by WI Mutual Funds.  The Investment Advisory Agreement automatically terminates in the event of its assignment.

The following fee table and expense example shows the current and pro forma fees that will be applicable if the Advisory Agreement and the Sub-Advisory Agreement are approved by shareholders.

Shareholder Fees (fees paid directly from your investment)	Current Fees for Class A Shares	Pro Forma Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	1.50%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	1.93%	1.93%
Acquired Fund Fees and Expenses (1)	0.48%	0.48%
Total Annual Fund Operating Expenses	3.46%	4.16%
Fee Waiver	1.28%(2)	1.18%(3)
Total Annual Fund Operating Expenses After Fee Waiver	2.18%	2.98%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)

Capital Group contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until November 30, 2009 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any sales loads, taxes, leverage interest, brokerage commissions, underlying fund fees, expenses incurred  in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) will not exceed 1.70% of the Fund.  This agreement terminated upon the resignation of Capital Group as the Fund's investment adviser.

 (3)

The Fund's proposed Adviser has agreed to contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until November 30, 2010 to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any taxes, interest, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.50% of the Fund.  This agreement will become effective upon the approval of the proposed Advisory Agreement and may be terminated by the Fund's Board of Trustees on 60 days notice.

Capital Group earned $ [  ] in advisory fees (before the application of any fee waivers and expense reimbursements) during the fiscal year ended July 31, 2009.  Had the proposed Advisory Agreement been in place during that time, WI Mutual Funds would have earned $ [  ] in advisory fees before the application of any fee waivers or expense reimbursements.  This amount is calculated on the base fee, excluding any performance adjustment.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year

3 Years

5 Years

10 Years

Current Fees

$ [  ]

$ [  ]

$ [  ]

$ [  ]

Pro Forma Fees

$ [  ]

$ [  ]

$ [  ]

$ [  ]

The Investment Advisory Agreement for the Fund is attached as Exhibit B.  You should read the Investment Advisory Agreement.  The description in this Proxy Statement of the Investment Advisory Agreement is only a summary.

Information Concerning WI Mutual Funds, LLC

WI Mutual Funds, LLC, is located at 330 Ignacio Boulevard, Suite 203, Novato, California  94949.  WI Mutual Funds, LLC is a wholly owned subsidiary of WI Holdings, Inc.

The names, addresses and principal occupations of the principal executive officers and managing members of WI Mutual Funds, LLC are set forth below:

Name:	Title:	Address:	Principal Occupation:
Kenneth G. Winans	President, Manager & Portfolio Manager	330 Ignacio Boulevard, Suite 203, Novato, California 94949	President, Winans International, Inc., an investment adviser.
Marc Edwards	Secretary, Chief Compliance Officer and Portfolio Manager	330 Ignacio Boulevard, Suite 203, Novato, California 94949	Senior Portfolio Manager, Winans International.

PROPOSAL III

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

WI MUTUAL FUNDS AND WINANS INTERNATIONAL, INC.

The New Sub-Advisory Agreement

Subject to Fund shareholder approval, the Trust will enter into a Sub-Advisory Agreement with Winans.  The Fund did not previously have a sub-adviser.  It is proposed that Winans will continue the management of the Fund's assets as its sub-adviser following the termination of the Interim Agreement, under which Winans serves as the Fund's interim investment adviser.

The Sub-Advisory Agreement will become effective upon Fund shareholder approval.  The Sub-Advisory Agreement provides that it will remain in force for an initial term of two (2) years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Winans (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement may be terminated at any time, on sixty (60) days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by Winans.  The Sub-Advisory Agreement automatically terminates in the event of its assignment.

The Sub-Advisory Agreement for the Fund is attached as Exhibit C.  You should read the Sub-Advisory Agreement.  The description in this Proxy Statement of the Sub-Advisory Agreement is only a summary.

Proposed Sub-Advisory Fee

Under the proposed Sub-Advisory Agreement, WI Mutual Funds (not the Fund) will pay a variable performance-based management fee. This fee is comprised of an annual base rate of 0.90% of average daily net assets (fulcrum fee), subject to a maximum performance adjustment of either positive of negative 0.15%, in accordance with a rate schedule. The performance adjustment either increases or decreases the management fee, depending on how well the Fund has performed relative to the S&P 500 Index (dividends included) over a performance period. The performance period is the most recent 12 month period (rolling 12 month period).

The management fee will be the fulcrum fee (i.e., there will be no performance adjustment) if the Fund's performance is within positive or negative 0.08% of the investment record of the S&P 500® Index over the performance period.  For a difference between the Fund's performance and the investment record of the S&P 500 Index (up to a 2.00% maximum differential), the management fee will be adjusted either up or down based upon a performance adjustment rate that varies at a rate of 0.006% for each increment of 0.08% of differential performance. The maximum annualized performance adjustment rate is plus or minus 0.15% (which would result from a performance differential of 2.00% percentage points or more between the Fund's performance and the investment record of the S&P 500 Index). The rate calculated is applicable to the last month of the performance period and it is subject to recalculation for the following month. The performance adjustment is calculated each day of the last month of the performance period by multiplying the applicable performance adjustment rate by the Fund's average daily net assets over the performance period and dividing the result by the number of days in the year.  Because the performance adjustment requires a 12 month comparison period, no performance adjustment will be made during the first 12 months following the effectiveness of the Sub-Advisory Agreement.

For purposes of comparing the Fund's performance to the investment record of the S&P 500 Index, the Fund's performance already reflects any performance adjustments made during the performance period. Thus, when the Fund outperforms the S&P 500 Index, shareholders will receive a total return that represents the full amount of the outperformance.  Further, the total return to shareholders will be significant relative to the performance adjustment because the performance adjustment rate will be a small percentage of the overperformance (expressed in percentage points). For example, assuming you hold your investment through an entire performance period and the Fund's performance during the period exceeds the investment record of the S&P 500 Index by 2.00 percentage points or more, your total return over the period (after performance adjustment) will be at least 2.00 percentage points better than the investment record of the S&P 500 Index and the performance adjustment rate will be no more than 0.15% .

Information Concerning Winans International. Inc.

Winans International, Inc. is located at 330 Ignacio Boulevard, Suite 203, Novato, California  94949.

The names, addresses and principal occupations of the principal executive officers and directors of Winans are set forth below:

Name:	Title:	Address:	Principal Occupation:
Kenneth G. Winans	President and Chairman	330 Ignacio Boulevard, Suite 203, Novato, California 94949	President and Founder of Winans International, Inc.

Evaluation of the Agreements By The Board Of Trustees

At the Board Meeting, the Trustees, including the Independent Trustees, evaluated the impact on the Fund of Capital Group's resignation as investment adviser and the changes to the Fund's investment objective, strategies and load structure proposed by WI Mutual Funds.  In evaluating the impact on the Fund, the Board, including the Independent Trustees, requested and reviewed materials furnished by WI Mutual Funds and Winans, and discussed the Interim Agreement, Advisory Agreement and Sub-Advisory Agreement (collectively "Advisory Agreements").

The President of the Trust stated that given the impending resignation of Capital Group, the investment adviser for the Fund, the Board should consider the approval of an interim investment advisory agreement between the Trust, on behalf of the Fund, and Winans, and should further consider the Fund’s final investment advisory and sub-advisory agreements  between the Trust and WI Mutual Funds and WI Mutual Funds and Winans, respectively.  The Trustees noted that the terms of the Interim Agreement are substantially identical to the terms of the investment advisory agreement between Capital Group and the Trust.  It was further noted that WI Mutual Funds, a newly formed investment adviser, is being proposed as the new investment adviser for the Fund and Winans will act as the Fund’s sub-adviser following the termination of the Interim Agreement if the Advisory and Sub-Advisory Agreements are approved by shareholders. The Board noted that WI Mutual Funds is under common control with Winans.  The Board further noted that it had approved a name change for the Fund to the Winans Equity Long/Short Fund and had approved changes to the Fund's investment objective, policies and restrictions, subject to 60 days advance notice to shareholders.

The Board reviewed with its counsel its duties with respect to the approval of investment advisory agreements.  The Board took note of the factors that it must consider, including, but not limited to, the following: the nature, extent and quality of the services provided by the investment adviser to the fund; the investment performance of the fund and the investment adviser; the costs of the services to be provided to the fund; the extent to which economies of scale to the benefit of shareholders and the profits to be realized by the adviser and its affiliated from the relationship with the fund.

Nature, Extent and Quality of Services.  The Board noted that Winans and WI Mutual Funds previously had provided the Trustees with materials related to the Interim Advisory or Sub-Advisory Agreement, (collectively the “Agreements”) for the Fund, including information on the firms' investment performance with its existing clients and through investment models.  The Board reviewed the financial statements of Winans and WI Mutual Funds and concluded that each adviser was sufficiently capitalized to meet its obligations to the Fund.  Representatives from the Adviser and Sub-Adviser then made a presentation regarding the investment objective and strategies of the Fund.

It was noted that the investment objective of the Fund will be total return and that Winans and WI Mutual Funds would implement a top-down market momentum long/short investment strategy that combines purchases and short sales of primarily ETFs.  The Board was informed that Winans was started in 1992 and currently manages approximately $100 million in equity and fixed income assets for 130 clients.  The Board was provided details regarding the investment experience of the Fund’s proposed portfolio managers.  The Board then received information regarding Winans' and WI Mutual Funds' investment philosophy for the Fund, including the portfolio managers' use of economic trends and security price momentum.

With respect to the presentations that were given by the personnel of Winans regarding the Fund, the Trustees discussed the extent of Winans' and WI Mutual Fund's research capabilities and the experience of its fund management personnel.  The Trustees concluded that Winans and WI Mutual Funds have the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because Winans had not yet assumed advisory control of the Fund, the Trustees could not consider the investment performance of the Fund.  The Board noted that WI Mutual Funds will act as the adviser to the Fund and Winans will continue to manage the Fund as the sub-adviser after the effective date of the proposed Advisory and Sub-Advisory Agreements.  The Board, including the Independent Trustees, considered Winans’ past performance with its existing accounts, as well as other factors relating to Winans’ track record.  The Board concluded that Winans' past performance was acceptable.

Fees and Expenses.  The Board noted that the Winans and WI Mutual Funds would charge performance based annual advisory and sub-advisory fees on the average net assets of the Fund.  Additionally, the Board noted that the Adviser would agreed to cap expenses and reimburse fees in excess of 2.50% of the average daily net assets of the Fund.  The  Trustees discussed the fact that the increase in advisory fee was warranted because of the different investment style and that the expense cap, although higher due primarily to the increased advisory fee, was not unduly burdensome on shareholders.  The Board then discussed the comparison of management fees and total operating expense data.  The Trustees reviewed information regarding fees and expenses of comparable funds and concluded that Winans and WI Mutual Fund's proposed advisory fees and the Fund's resulting overall expense ratio were acceptable in light of the quality of the services the Fund expected to receive from Winans and WI Mutual Funds, and the level of fees paid by funds in the peer group reviewed by the Board.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there will be economies of scale with respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that based on the anticipated size of the Fund for the initial two years of the Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, next considered the anticipated profits to be realized by the advisers in connection with the operation of the Fund and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  The Board also considered the profits to be realized by the advisers from other activities related to the Fund.  The Trustees concluded that because of the Fund's expense limitation agreement and the expected asset levels, they were satisfied that each adviser’s level of profitability from its relationship with the Fund would not be excessive.

The Board then met in executive session to discuss the prospective Adviser and Sub-Adviser and proposed Advisory Agreements.  Thereafter, the meeting resumed.

Conclusion.  Having requested and received such information from the advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed Interim Agreement, Advisory Agreement and Sub-Advisory Agreement were fair and reasonable and that approval of the Interim Agreement, Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Trust and the shareholders of the Fund.

The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Ratification of the Interim Agreement And For Approval Of The Advisory Agreement And The Sub-Advisory Agreement

OTHER AGREEMENTS

As of August 5, 2009, Capital Group entered into a Transfer Agreement with Winans.  Pursuant to the Transfer Agreement, Capital Group obligated itself to (i) recommend to the Board of Trustees of the Trust that (a) Winans immediately be engaged as the interim investment adviser to the Fund, and (b) WI Mutual Funds be engaged as permanent investment adviser to the Fund and that Winans be engaged as permanent sub-adviser to the Fund; (ii) represent to that the Board of Trustees of the Trust that transaction comprising Proposals 1, 2 and 3 (the “Transfer”) does not constitute an undue burden of the Fund or its shareholders; (iii) resign as the investment adviser to the Fund; and (iv) assist the Board of Trustees of the Trust, the Fund, Winans and WI Mutual Funds in obtaining shareholder approval of the Proposals, including assisting this proxy solicitation.  In addition, Capital Group will consult at mutually agreeable times with Winans, providing such assistance and non-binding advice related to the Transfer and with respect to the Fund’s portfolio and Winans' management thereof as Winans may reasonably request until August 5, 2010.  Until WI Mutual Funds and Winans are approved by the shareholders as the permanent investment adviser and sub-adviser to the Fund, Winans will compensate Capital Group at the annual rate of 0.40% of the average daily net assets of the shares of the Fund held in CGI client investment advisory accounts directly advised by CGI (the “Client Shares”) for its services. After such time, Winans will compensate Capital Group at the annual rate of 0.40%, together with a fulcrum fee performance adjustment of up to plus or minus 0.125% depending upon the Fund’s performance relative to the S&P 500 Index, of the average daily net assets of the Client Shares.  If pursuant to Winans’ or WI Mutual Funds’ respective expense limitation arrangements with the Fund require Winans or WI Mutual Fund to waive its advisory fee or pay the Fund a reimbursement fee, Capital Group’s compensation will be reduced by 50% of Winans waiver or payment and by 50% of WI Mutual Fund’s waiver or payment.

As of August 14, 2009, Capital Group and Winans entered into a Solicitor’s Agreement in accordance with Rule 206(4)-3 under the Investment Advisers Act of 1940.  Under the Solicitor’s Agreement CGI from time to time may refer potential separately managed account advisory client to Winans.  Each such referral must be provided a copy of Winans Form ADV, Part II as well as a separate disclosure document describing the referral process and the compensation that Winans will pay CGI if the referral becomes an advisory client of Winans.  Under the Solicitor’s Agreement, Winans pays CGI a $35,000 annual retention fee plus a mutually agreed portion of the fees that Winans receives from the referred advisory client.  CGI and Winans will review this compensation arrangement periodically and may modify it by mutual agreement.

OPERATION OF THE FUND

The Fund is a diversified series of Northern Lights Trust, an open-end management investment company organized as a Delaware statutory trust, established on January 19, 2005.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Fund currently retains Winans International, Inc. as its investment adviser pursuant to the Interim Agreement.  The Fund retains Gemini Fund Services, LLC, 4020 South 147th Street, Omaha, Nebraska, 68137 as its transfer agent, fund accountant, administrator and custody administrator.  Northern Lights Distributors, LLC 4020 South 147th Street, Omaha, Nebraska, 68137 acts as the principal distributor of the Fund’s shares.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the ratification of the Interim Advisory Agreement between the Trust and Winans, the approval of the Advisory Agreement with WI Mutual Funds, LLC and approval of the Investment Sub-Advisory Agreement between WI Mutual Funds and Winans International, Inc. and at the discretion of the holders of the proxy on any other matters that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on August 31, 2009 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the “Record Date”).  There were [number] shares of beneficial interest of the Fund issued and outstanding as of the Record Date.  Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the Investment Advisory Agreement between the Trust and WI Mutual Funds, LLC and approval of the Sub-Advisory Agreement between WI Mutual Funds, LLC and Winans International, Inc.   As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.  An affirmative vote of a majority of the outstanding shares represented at the meeting is needed for approval of the ratification of the Interim Agreement.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of August 31, 2009, with respect to the number of shares of the Fund beneficially owned by each Trustee and named executive officers of the Trust.

Name	Amount Beneficially Owned	Percent of Class

*

Less than 1% of the Fund.

As of August 31, 2009, all Trustees and officers of the Trust as a group beneficially owned [-.--] % of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of August 31, 2009, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the fund as of August 31, 2009.

Name	Amount Beneficially Owned	Percent of Class

                                                       SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Mr. Emile Molineaux, Secretary, 450 Wireless Boulevard, Hauppauge, New York  11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Winans.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Winans will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust, Winans and Capital Group may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

ANNUAL REPORT

The Fund will furnish, without charge, a copy of the Fund's annual report and/or the most recent semi-annual report following the annual report, if any, to any shareholder upon request.  To obtain a copy of the reports, write the Fund's Administrator, Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, New York  11788.  You may also request a copy by calling toll free 1-866-722-1677 or view a copy on the Fund's website at www. [address] ..com.

                                                        OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at 866-722-1677, or write the Trust at 450 Wireless Boulevard, Hauppauge, New York  11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on October 16, 2009

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Advisory and Sub-Advisory Agreement), and Proxy Voting Ballot are available at www. [  ] ..com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/Emile Molineaux

Emile Molineaux, Secretary

Dated August 31, 2009

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO [FAX NUMBER] ..

Exhibit A

INTERIM INVESTMENT ADVISORY AGREEMENT

INTERIM INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

WINANS INTERNATIONAL, INC.

INTERIM INVESTMENT ADVISORY AGREEMENT (this “Interim Agreement”), made as of August 6, 2009, between Northern Lights Fund Trust, a Delaware business trust (the "Trust"), and Winans International, Inc. (the "Advisor") located at 330 Ignacio Boulevard, Suite 203, Novato, CA 94949.

W I T N E S S E T H:

WHEREAS, the Trust currently is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, one such series in which the Trust offers shares is the Winans Equity Long/Sort Fund  (known previously as Biltmore Momentum/Dynamic ETF Fund) (the “Fund”), which series previously was advised by Capital Group, Inc. (“CGI”);

WHEREAS, subject to the approval of the Board of Trustees of the Trust (the “Board”), including without limitation a majority of the Trustees of the Trust who are not interested persons of the Trust, CGI or the Trust’s principal underwriter (the “Independent Trustees”), in accordance with Section 15 of the Act, CGI determined to withdraw as investment adviser to the Fund.

WHEREAS, the Board and the Advisor contemplate that the Adviser, pursuant to Rule 15a-4 under the Act, will act as the Fund’s interim investment adviser pursuant to this Interim Agreement until the earlier of (i) such time as the vote of a majority of the outstanding voting securities of the Fund approves a new continuing investment advisory agreement (the “New Advisory Agreement”) with WI Mutual Funds, LLC (“WIMF”) and a new subadvisory agreement with the Advisor for the Fund (the “Subadvisory Agreement” and with the New Advisory Agreement, the “Agreements”) and the Agreements become effective, and (ii) one hundred fifty (150) days following the date hereof;

WHEREAS, the terms of this Interim Agreement are the same as the investment advisory agreement between CGI and the Trust on behalf of the Fund with the exception of differences mandated by Rule 15a-4 and with such other differences that the Board, including a majority of the Independent Trustees, have found immaterial and with the understanding that any reference to “each Fund” or “the Funds” or the like shall be deemed to be a reference to the Fund;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940;

WHEREAS, during the term of this Interim Agreement, the Advisor will manage the Fund in accordance with the Fund’s Prospectus and Statement of Additional Information, as supplemented as of the date hereof, and

WHEREAS, in view of the foregoing, the Trust desires to retain the Advisor to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.

Services of the Advisor.

1.1

Investment Advisory Services. The Advisor shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Advisor or any Sub-Advisor retained by the Advisor pursuant to Section 7 of this Agreement that is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

The Advisor shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, including any supplements thereto, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor.

1.2

Administrative Services. The Trust has engaged the services of an administrator.  The Advisor shall manage the Trust's business and affairs, and shall provide such services required for effective administration of the Trust to the extent necessary to operate the Fund (and only the Fund) as are not provided by employees or other agents engaged by the Trust; provided, that the Advisor shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Advisor. Subject to the foregoing, in providing administrative services hereunder (in each case only to the extent necessary to operate the Fund and only the Fund), the Advisor shall:

1.2.1

Office Space, Equipment and Facilities. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need.

1.2.2

Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Advisor acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3

Agents. Assist the Trust in coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4

Trustees and Officers. Authorize and permit the Advisor's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5

Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.6

Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

2.

Expenses of the Trust.

2.1

Expenses to be Paid by Advisor. The Advisor shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor.

In the event that the Advisor pays or assumes any expenses of the Trust not required to be paid or assumed by the Advisor under this Agreement, the Advisor shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Advisor of any obligation to the Trust under any separate agreement or arrangement between the parties.

2.2

Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Advisor under this Agreement or under any separate agreement between the Trust and the Advisor. Subject to any separate agreement or arrangement between the Trust and the Advisor, the expenses hereby allocated to the Trust, and not to the Advisor, include but are not limited to:

2.2.1

Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

2.2.2

Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3

Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4

Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5

Pricing and Portfolio Valuation. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

2.2.6

Communications. All charges for equipment or services used for communications between the Advisor or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7

Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

 2.2.8

Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Advisor, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9

Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10

Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11

State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12

Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

2.2.13

Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

2.2.14

Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

2.2.15

Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16

Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17

Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.

Advisory Fee.

3.1

Fee. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Advisor under this Agreement, each Fund shall pay the Advisor on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.

3.2

Compensation Escrow and Interest.  Notwithstanding Section 3.1 hereof, all compensation otherwise due the Advisor hereunder shall be held in an escrow account with the Fund’s custodian bearing interest [at the prevailing overnight rate].  If a majority of the Fund’s outstanding voting securities approve the Agreements by the end of the one hundred fifty (150) day term of this Interim Agreement under Section 11 hereof, the amount in the escrow account (including the interest earned) shall be paid to the Advisor.  If a majority of the Fund’s outstanding voting securities do not approve the Agreements, the Advisor shall be paid, out of the escrow account, the lesser of (i) any costs incurred by the Advisor in performing this Interim Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

4.

Records.

4.1

Tax Treatment. The Advisor shall maintain, or arrange for others to maintain, the books and records of the Trust in respect of the Fund in such a manner that treats each Fund as a separate entity for federal income tax purposes.

4.2

Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Advisor on behalf of the Trust in respect of the Fund are the property of the Trust and shall be surrendered by the Advisor promptly on request by the Trust; provided, that the Advisor may at its own expense make and retain copies of any such records.

5.

Reports to Advisor.

The Trust shall furnish or otherwise make available to the Advisor such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Advisor may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.

Reports to the Trust.

The Advisor shall prepare and furnish to the Trust such reports, statistical data and other information in respect of the Fund in such form and at such intervals as the Trust may reasonably request.

7.

Retention of Sub-Advisor.

         Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Advisor may retain one or more sub-advisers, at the Advisor's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Advisor under this Agreement and the Advisor shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Advisor's duties hereunder.

8.

Services to Other Clients.

Nothing herein contained shall limit the freedom of the Advisor or any affiliated person of the Advisor to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.

Limitation of Liability of Advisor and its Personnel.

Neither the Advisor nor any director, manager, officer of employee of the Advisor performing services for the Trust at the direction or request of the Advisor in connection with the Advisor's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Advisor shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Advisor or any sub-adviser retained by the Advisor pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Advisor against any liability to the Trust or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Advisor's duties, or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Advisor who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

10.

Effect of Interim Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

11.

Term of Interim Agreement.

The term of this Interim Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of one hundred fifty (150) days, whereupon it shall automatically terminate.

12.

Amendment or Assignment of Interim Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

13.

Notice Termination of Interim Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, (i) by the Advisor upon sixty (60) days' prior written notice to the Trust; and (ii) by the Fund upon ten (10) days written notice to the Advisor, (A) by Trust's Board of Trustees, or (B) by vote of majority of the outstanding voting securities of the Fund.

14.

Use of Name.

The Trust is named the Northern Lights Fund Trust, and each Fund may be identified, in part, by the name “Northern Lights.”  The Fund may be identified, in part, by the name “Winans” only so long as the Advisor is either the investment adviser or the subadviser to the Fund.

15.

Declaration of Trust.

The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Advisor shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Advisor understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Advisor further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Advisor must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

16.

Governing Law.

Subject to Section 17 hereof, this Agreement shall be governed and construed in accordance with the laws of the State of Nebraska.

17.

Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.

Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

19.

Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                                                                                                                               NORTHERN LIGHTS FUND TRUST

                                                        /s/ Andrew Rogers

                                                                                                                               By: Andrew Rogers

                                                                                                                               President

                                                                                                                           WINANS INTERNATIONAL, INC.

                                                                                                                            /s/Kenneth G. Winans

                                                    By: Kenneth G. Winans

                                                                                                                            President

NORTHERN LIGHTS FUND TRUST

INTERIM INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST AS OF August 6, 2009

NAME OF FUND                                    ANNUAL ADVISORY FEE AS A % OF

AVERAGE NET ASSETS OF THE FUND

                                Biltmore Momentum/Dynamic ETF Fund

                                                            0.80%

Exhibit B

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

WI MUTUAL FUNDS, LLC

INVESTMENT ADVISORY AGREEMENT (this “Agreement”), made as of October __, 2009, between Northern Lights Fund Trust, a Delaware business trust (the "Trust"), and WI Mutual Funds, LLC (the "Advisor") located at 330 Ignacio Boulevard, Suite 203, Novato, CA 94949.

W I T N E S S E T H:

WHEREAS, the Trust currently is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, or will be by the effective date of this Agreement; and

WHEREAS, the Trust desires to retain the Advisor to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.

Services of the Advisor.

1.1

Investment Advisory Services. The Advisor shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold (including short sales), retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Advisor shall have no duties or functions that are not expressly set forth herein.

Without in any way limiting the foregoing, with respect to execution of Fund portfolio securities transactions, the Advisor may consider a number of factors, including but not limited to, if the broker has custody of client assets, the actual handling of the order, the ability of the broker-dealer to settle the trade promptly and accurately, the financial standing of the broker-dealer, the ability of the broker-dealer to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors which may be unique to a particular order.  In selecting a broker for any transaction or transactions, the Advisor also may consider a number of other factors, including, for example, account services, geographic proximity for the client, commission rates, and other matters involved in the receipt of brokerage services generally. The Advisor may perform an assessment of brokerage firms periodically, including a review of commission rates charged to clients.  Based on these judgmental factors, the Advisor may trade through broker-dealers that charge fees that are higher than the lowest available fees. In addition, broker-dealer fees may vary and be greater than those typical for similar investments if the Advisor determines that execution and other services rendered by a particular broker merit greater than typical fees. In addition, in certain instances the Advisor may execute over the counter securities transactions on an agency basis, which may result in clients incurring two transaction costs for a single trade: a commission paid to the executing broker-dealer plus the market maker's mark-up or markdown.  Without in any way limiting the foregoing, the Advisor may effect the purchase and sale of securities (that are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions and may enter into a contract in which the unaffiliated broker acts either as principal or as agent.

The Trust hereby authorizes any entity or person associated with the Advisor or any Sub-Advisor retained by the Advisor pursuant to Section 7 of this Agreement that is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

The Advisor shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, including any supplements thereto, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor; provided that the Advisor shall be afforded a reasonable time (not less than five (5) business days) after receipt of such instruction or amendment, update or supplement to the Fund’s Prospectus or Statement of Additional Information, to implement same.

1.2

Administrative Services. The Trust has engaged the services of an administrator.  The Advisor shall manage the Fund's business and affairs, and shall provide such services required for effective administration of the Fund to the extent necessary to operate the Fund (and only each Fund) as are not provided by employees or other agents engaged by the Fund; provided, that the Advisor shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Advisor. Subject to the foregoing, in providing administrative services hereunder (in each case only to the extent necessary to operate the Fund and only the Fund), the Advisor shall:

1.2.1

Office Space, Equipment and Facilities. Furnish without cost to the Fund or the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Fund's need.

1.2.2

Personnel. Provide, without remuneration from or other cost to the Fund or the Trust, the services of individuals competent to perform all of the Fund's executive, administrative and clerical functions in respect of the Fund which are not performed by employees or other agents engaged by the Trust or by the Advisor acting in some other capacity pursuant to a separate agreement or arrangement with the Trust or the Fund.

1.2.3

Agents. Assist the Trust in coordinating the activities of the other agents engaged by the Trust in respect of the Fund, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel, provided that, unless specifically directed by the Advisor, the Advisor shall have no responsibilities with respect to the actions or omissions of such agents in the conduct of the services for the Trust or otherwise.

1.2.4

Trustees and Officers. Authorize and permit the Advisor's directors, managers, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Fund or the Trust.

1.2.5

Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust in respect of the Fund are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.6

Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3

Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Advisor may elect not to make any such series subject to this Agreement.

2.

Expenses of the Trust.

2.1

Expenses to be Paid by Advisor. The Advisor shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor.

In the event that the Advisor pays or assumes any expenses of the Trust not required to be paid or assumed by the Advisor under this Agreement, the Advisor shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Advisor of any obligation to the Trust under any separate agreement or arrangement between the parties.  The Trust promptly shall reimburse the Advisor for the Advisor’s assumption or payment of expenses if such was an expense within the scope of Section 2.2 hereof, provided reimbursement is permitted under any applicable expense limitation agreement between the parties.

2.2

Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Advisor under this Agreement or under any separate agreement between the Trust and the Advisor. Subject to any separate agreement or arrangement between the Trust and the Advisor, the expenses hereby allocated to the Trust, and not to the Advisor, include but are not limited to:

2.2.1

Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

2.2.2

Transfer Agency and Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any transfer agent, shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to establish, maintain or service shareholder accounts.

2.2.3

Shareholder Reports. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4

Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5

Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6

Communications. All charges for equipment or services used for communications between the Advisor or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7

Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

 2.2.8

Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Advisor, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9

Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10

Federal Registration Fees. All fees and expenses of filing, registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11

State Registration Fees. All fees and expenses of filing and taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12

Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

2.2.13

Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

2.2.14

Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale (including without limitation short sales) or lending of the Trust's portfolio securities.

2.2.15

Interest and Taxes. All interest and all taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16

Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17

Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

2.2.18  Dividends of Securities Sold Short.  All fees incurred in connection with dividends on securities sold short.

2.2.19  Compliance Fees.  All charges for services and expenses of the Trust's Chief Compliance Officer.

3.

Advisory Fee

3.1

First Twelve Months Of Operation.  For the first twelve months of operations of the Fund under this Agreement, for all of the services to be rendered and payments to be made as provided in this Agreement, the Fund will pay the Advisor a fee as of the last business day of each month at the annual rate of 1.50% of the average value of the daily net assets of the Fund.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this Section of this Agreement, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended by the Securities and Exchange Commission for a period including such month, the Advisor’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

3.2

After The First Twelve Months Of Operation.  Effective after twelve months of operations under this Agreement, as compensation for the services to be rendered and payments to be made as provided in this Agreement, the Fund will pay the Advisor a monthly fee, calculated as set forth below.  The fee will be payable as of the first business day of each month, commencing as of the first business day of the fourteenth month of operations of the Fund, as compensation for the services rendered and payments made during the preceding month. For purposes of calculating such fee, the average value of the daily net assets of the Fund shall be determined as provided in the second paragraph of Section 3.1.

The fee is comprised of a base fee, accrued daily at the annual rate of 1.50% of the average value of the daily net assets of the Fund, during the preceding month (the “Base Fee”), that is subject to a performance fee adjustment (the “Fee Adjustment”) that increases or decreases the fee depending on how well the Fund has performed relative to the S&P 500 Index (the “Index”) over a performance period.  The Fee Adjustment will be calculated using a monthly adjustment rate (the “Performance Adjustment Rate”) that is based upon each Fund’s relative performance.

In determining the Performance Adjustment Rate, if any, applicable during any month, the investment performance of the Fund for the 12-month period ending on the last day of the month (the “Performance Period”) shall be compared to the investment record of the Index during the Performance Period.  The investment performance of the Fund will be equal to the average annual return for the Fund as calculated pursuant to Item 21 of Form N-1A and will be expressed as a percentage of its net asset value per share at the beginning of the Performance Period.  The investment record of the Index will be calculated on a similar basis, so that it reflects the average annual total return for the Index, assuming all cash distributions made during the Performance Period by the companies whose securities comprise the Index are reinvested, and will be expressed as a percentage of the value of the Index at the beginning of the Performance Period.  Performance data for the Fund will be obtained from the Fund’s accounting services firm and performance data for the Index will be obtained from a reputable financial institution that is in the business of reporting performance data for the equities markets.

The Performance Adjustment Rate will be positive (resulting in an upward Fee Adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment record of the Index for the Performance Period by more than 0.080% and will be negative (resulting in a downward Fee Adjustment) for each percentage point, or portion thereof, that the investment record of the Index exceeds the investment performance of the Fund for the Performance Period by more than 0.08%.  Determinations of the Performance Adjustment Rate (positive or negative) will be made in increments of 0.01% for each increment of 0.08% in differential performance.  The maximum Performance Adjustment Rate will be 0.25% and the minimum Performance Adjustment Rate will be –0.25% for the Fund.  As an example, if the Fund's performance for the preceding 12 months exceeds the performance of the S&P 500 Index by 1.00%, the Performance Adjustment Rate would be 1.00%/0.08% x 0.01% = 0.125%

After the determination of any Performance Adjustment Rate, the dollar amount of additional fees or fee reductions to be accrued for each day of the month (the daily Fee Adjustment) will be determined by multiplying the Performance Adjustment Rate by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period.  The fee, as adjusted, is accrued daily and paid monthly.

The Fund's accounting services firm will create a fee report (the “Report”) calculating the determination of the Fee Adjustment each month, and the determination of the monthly fee.  The Fund's accounting services firm will provide the Chairman of the Audit Committee of the Trust, no later than ten (10) days after the close of each calendar quarter, the Reports used for calculation of fees payable by the Fund for the quarter so that the Chairman can review the determinations of the fees.  A copy of the report will also be forwarded to the Fund’s Administrator and to the Advisor.

If the Trustees determine at some future date that another securities index is a better representative of the composition of the Fund than the Index, the Trustees may change the securities index used to compute the Performance Adjustment Rate.  If the Trustees do so, the new securities index (the “New Index”) will be applied prospectively in accordance with applicable law to determine the amount of the Performance Adjustment Rate. Until the New Index becomes effective, the current Index will continue to be used to determine the amount of the Performance Adjustment Rate. A change in the index will be submitted to shareholders for their approval if required under interpretations of the Act by the U.S. Securities and Exchange Commission or its staff.

4.

Proxy Voting.

The Adviser will vote, or make arrangements to have a third party vote, all proxies solicited by or with respect to the issuers of securities in which the Fund as invested.  Such proxies shall be voted in a manner that the Advisor deems,  in good faith, to be in the best interests of the Fund and its shareholders and in accordance with the Advisor's proxy voting policies.  The Advisor agrees to provide a copy of its proxy voting policy to the Trust prior to the effective date of this Agreement, and promptly provide to the Trust any amendments thereto.

5.

Records.

5.1

Tax Treatment. The Advisor shall maintain, or arrange for others to maintain, the books and records of the Trust in respect of the Fund in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2

Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Advisor on behalf of the Trust in respect of the Fund are the property of the Trust and shall be surrendered by the Advisor promptly on request by the Trust; provided, that the Advisor may at its own expense make and retain copies of any such records.

6.

Reports to Advisor.

The Trust shall furnish or otherwise make available to the Advisor such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Advisor may, at any time or from time to time, reasonably require or request in order to discharge its obligations under this Agreement, including without limitation any amendments, updates, and supplements to such documents or information before or at the time such amendments, updates or supplements become effective.

7.

Reports to the Trust.

The Advisor shall prepare and furnish to the Trust such reports, statistical data and other information in respect of the Fund in such form and at such intervals as the Trust may reasonably request, including without limitation the quarterly compliance reports and the reports specified in Appendix B hereto.

8.

Code of Ethics

The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the Code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Advisor will provide to the Board of Trustees a written report that describes any issues arising under the Code of Ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the Code and sanctions imposed in response to the material violations; and which certifies that the Advisor has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the Code.

9.

Retention of Sub-Advisor.

         Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Advisor may retain one or more sub-advisers, at the Advisor's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Advisor under this Agreement and the Advisor shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Advisor's duties hereunder.

10.

Services to Other Clients.

Nothing herein contained shall limit the freedom of the Advisor or any affiliated person of the Advisor to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.

Limitation of Liability of Advisor and its Personnel.

Neither the Advisor nor any director, manager, officer of employee of the Advisor performing services for the Trust at the direction or request of the Advisor in connection with the Advisor's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Advisor shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Advisor or any sub-adviser retained by the Advisor pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Advisor against any liability to the Trust or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Advisor's duties, or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Advisor who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12.

Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.

Term of Agreement.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Advisor shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.

Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) if such amendment is material, by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.

Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination as to any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16.

Use of Names.

         The Trust is named the Northern Lights Fund Trust, and each Fund may be identified, in part, by the name “Northern Lights.”  The Fund may be identified, in part, by the name “Winans” only so long as Winans International, Inc. is the investment subadviser to the Fund.

Notwithstanding the foregoing paragraph, the parties agree that the names of both the Advisor and the Trust, the names of any affiliates of the Advisor or the Trust and any derivative or logo or trademark or service mark or trade name are the valuable property of the Advisor, the Trust and each company’s affiliates, respectively.  The Trust and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names in respect of the Fund only and only with the prior written approval of the Advisor, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.  Similarly, the Advisor shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names in respect of the Trust only and only with the prior written approval of the Trust, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.  It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and internal materials provided to the Trustees, do not require such prior approval.

Upon termination of this Agreement, the Advisor, the Trust and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Advisor, the Trust and the Fund agree that they will each review with the other parties any advertisement, sales literature, or notice prior to its use that makes reference to the Advisor, the Trust or their affiliates, as applicable, or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Advisor, the Trust or their affiliates may review the context in which they are referred to, it being agreed that each party shall have no responsibility to ensure the adequacy of the form or content of such materials used by the other parties for purposes of the Act or other applicable laws and regulations.  If the Advisor, the Trust or the Fund makes any unauthorized use of another party’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the other parties shall suffer irreparable harm for which monetary damages are inadequate and thus, the other parties shall be entitled to seek injunctive relief.

175.

Declaration of Trust.

The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Advisor shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Advisor understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Advisor further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Advisor must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.

Governing Law.

Subject to Section 19 hereof, this Agreement shall be governed and construed in accordance with the laws of the State of New York.

19.

Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.

Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

21.

Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

22.

Confidentiality.

All information and advice obtained by one party from the other party in connection with this Agreement (including without limitation by their respective agents, employees and representatives) shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders or used for any purposes other than for carrying out this Agreement.  Without limiting the foregoing, the Trust acknowledges that the securities holdings of the Fund constitute information of value to the Advisor, and agrees: (1) not to use for any purpose, other than for the Trust or the Fund, or their agents, to supervise or monitor the Advisor, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any administrator, the independent accountants and any other agent of the Trust pursuant to suitable agreements or other obligations of confidentiality and in compliance with the Fund’s policies disclosed in the Fund’s Prospectus and Statement of Additional Information regarding disclosure of the Funds portfolio holdings; or (d) as otherwise agreed to by the parties hereto in writing.  Further, the Trust agrees that information obtained from the Advisor by the Fund or the Trust (including without limitation their respective agents, employees and representatives) in connection with this Agreement, including without limitation approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Advisor, and the Trust agrees not to use or disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust pursuant to suitable agreements or other obligations of confidentiality; or (iv) as otherwise agreed to by the parties hereto in writing.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                                                                               NORTHERN LIGHTS FUND TRUST

                                                                               By: ________________

            Andrew Rogers

                                                                                    President

                                                                 WI MUTUAL FUNDS, LLC

                                                                              By: _________________

                                                                                     Kenneth G. Winans

                                                                                     President

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST AS OF October __, 2009

NAME OF FUND                                    ANNUAL ADVISORY FEE AS A % OF

AVERAGE NET ASSETS OF THE FUND

                                 Biltmore Momentum/Dynamic ETF Fund

The Advisory Fee shall be 1.50% adjusted upward or downward up to a maximum of  0.25% of the average daily net asset value of the Fund depending upon the performance of the Fund as compared to S&P 500 Index (dividends included) (“S&P 500 Index) for the preceding twelve (12) months (including the month to which the payment relates), measured at the end of that month. For each 0.08% difference between the Fund’s performance and the performance of the S&P 500 Index up to a maximum of 2.00%, the annual rate will be varied by 0.01% of the value of the average daily net asset value.  By way of illustration, if the Fund’s performance for the preceding 12 months exceeds the performance of the S&P 500 Index by 1.00%, the adjustment to the fee would be 1.00% / 0.08% x 0.01% = 0.125%.

Exhibit C

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT

Between

WI MUTUAL FUNDS, LLC

and

WINANS INTERNATIONAL, INC.

SUBADVISORY AGREEMENT (this “Agreement”), made as of October __, 2009, between WI Mutual Fund, LLC, (the "Advisor") a California limited liability company, and Winans International, Inc., (the "Subadvisor") a California corporation, each located at 330 Ignacio Boulevard, Suite 203, Novato, CA 94949.

W I T N E S S E T H:

WHEREAS, Northern Lights Fund Trust, a Delaware business trust (the "Trust") currently is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Advisor currently is the duly authorized investment adviser to each of the Funds and is expressly authorized pursuant to its investment advisory agreement with the Trust in respect of each of the Funds to retain  subadvisor,

WHEREAS, each of the Advisor and the Subadvisor is registered as an investment adviser under the Investment Advisers Act of 1940, or will be as of the effective date of this Agreement; and

WHEREAS, the Advisor desires to retain the Subadvisor to render investment and subadvisory services to the Advisor with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.

Services of the Subadvisor.

1.1

Investment Subadvisory Services. The Subadvisor shall act as the investment subadviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Subadvisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Subadvisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Subadvisor shall have no duties or functions that are not expressly set forth herein.

With respect to execution of Fund portfolio securities transactions, the Subadvisor may consider a number of factors, including if the broker has custody of client assets, the actual handling of the order, the ability of the broker-dealer to settle the trade promptly and accurately, the financial standing of the broker-dealer, the ability of the broker-dealer to position stock to facilitate execution, the Subadvisor’s past experience with similar trades, and other factors which may be unique to a particular order.  In selecting a broker for any transaction or transactions, the Subadvisor also may consider a number of other factors, including, for example, account services, geographic proximity for the client, commission rates, and other matters involved in the receipt of brokerage services generally. The Subadvisor may perform an assessment of brokerage firms periodically, including a review of commission rates charged to clients.  Based on these judgmental factors, the Adviser may trade through broker-dealers that charge fees that are higher than the lowest available fees. In addition, broker-dealer fees may vary and be greater than those typical for similar investments if the Subadvisor determines that execution and other services rendered by a particular broker merit greater than typical fees. In addition, in certain instances the Subadvisor may execute over the counter securities transactions on an agency basis, which may result in clients incurring two transaction costs for a single trade: a commission paid to the executing broker-dealer plus the market maker's mark-up or markdown.  Thus, the Subadvisor may effect the purchase and sale of securities (that are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions and may enter into a contract in which the unaffiliated broker acts either as principal or as agent.

The Trust hereby authorizes any entity or person associated with the Subadvisor or any Sub-Subadvisor retained by the Subadvisor pursuant to Section 7 of this Agreement that is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

The Subadvisor shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, including any supplements thereto, and subject to such further limitations as the Trust may from time to time impose by written notice to the Subadvisor provided that the Subadvisor shall be afforded a reasonable time (not less than five (5) business days) after receipt of such instruction or amendment, update or supplement to the Fund’s Prospectus or Statement of Additional Information to implement same.

1.2

Administrative Services. The Trust has engaged the services of an administrator.  The  Subadvisor shall manage the Fund's business and affairs, and shall provide such services required for effective administration of the Fund to the extent necessary to operate the Fund (and only each Fund) as are not provided by employees or other agents engaged by the Fund; provided, that the Subadvisor shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Subadvisor. Subject to the foregoing, in providing administrative services hereunder (in each case only to the extent necessary to operate the Fund and only the Fund), the Subadvisor shall:

1.2.1

Office Space, Equipment and Facilities. Furnish without cost to the Fund or the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Fund's need.

1.2.2

Personnel. Provide, without remuneration from or other cost to the Fund or the Trust, the services of individuals competent to perform all of the Fund's executive, administrative and clerical functions in respect of the Fund which are not performed by employees or other agents engaged by the Trust or by the Subadvisor acting in some other capacity pursuant to a separate agreement or arrangement with the Trust or the Fund.

1.2.3

Agents. Assist the Trust in coordinating the activities of the other agents engaged by the Trust in respect of the Fund, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel, provided that, unless specifically directed by the Subadvisor, the Subadvisor shall have no responsibilities with respect to their actions or omissions of such agents in the conduct of the services for the Trust or otherwise.

1.2.4

Trustees and Officers. Authorize and permit the Subadvisor's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Fund or the Trust.

1.2.5

Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust in respect of the Fund are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.6

Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3

Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Subadvisor may elect not to make any such series subject to this Agreement.

2.

Expenses of the Trust.

2.1

Expenses to be Paid by Subadvisor. The Subadvisor shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Subadvisor.

In the event that the Subadvisor pays or assumes any expenses of the Trust not required to be paid or assumed by the Subadvisor under this Agreement, the Subadvisor shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Subadvisor of any obligation to the Trust under any separate agreement or arrangement between the parties.  The  Advisor promptly shall reimburse the Subadvisor for the  Subadvisor's assumption or payment of if such was an expense within the scope of Section 2.2 hereof, provided reimbursement is permitted under any applicable expense limitation agreement between the parties.

2.2

Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Subadvisor under this Agreement or allocated to the Advisor under the Investment Advisory Agreement or under any separate agreement between the Trust and the Subadvisor. Subject to any separate agreement or arrangement between the Trust and the Subadvisor or the Advisor, the expenses hereby allocated to the Trust, and not to the Subadvisor or the Advisor, include but are not limited to:

2.2.1

Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

2.2.2

Transfer Agency and Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any transfer agent, shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to establish, maintain or service shareholder accounts.

2.2.3

Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4

Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5

Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6

Communications. All charges for equipment or services used for communications between the Subadvisor or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7

Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

 2.2.8

Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Subadvisor, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9

Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10

Federal Registration Fees. All fees and expenses of filing, registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11

State Registration Fees. All fees and expenses of filing and taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12

Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

2.2.13

Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

2.2.14

Brokerage Commissions. All brokers' commissions and other charges  incident to the purchase, sale (including without limitation short sales) or lending of the Trust's portfolio securities.

2.2.15

Interest and Taxes. All interest and all taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16

Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17

Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

2.2.18

Dividends of Securities Sold Short.  All fees incurred in connection with dividends on securities sold short.

2.2.19  Compliance Fees.  All charges for services and expenses of the Trust's Chief Compliance Officer.

3.

 Sub-Advisory Fee

3.1

First Twelve Months Of Operation.  For the first twelve months of operations of the Fund under this Agreement, for all of the services to be rendered and payments to be made as provided in this Agreement, the Advisor will pay the Subadvisor a fee as of the last business day of each month at the annual rate of 0.90% of the average value of the daily net assets of the Fund.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this Section of this Agreement, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended by the Securities and Exchange Commission for a period including such month, the Subadvisor’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

3.2

After The First Twelve Months Of Operation.  Effective after twelve months of operations under this Agreement, as compensation for the services to be rendered and payments to be made as provided in this Agreement, the Advisor will pay the Subadvisor a monthly fee, calculated as set forth below.  The fee will be payable as of the first business day of each month, commencing as of the first business day of the fourteenth month of operations of the Fund, as compensation for the services rendered and payments made during the preceding month. For purposes of calculating such fee, the average value of the daily net assets of the Fund shall be determined as provided in the second paragraph of Section 3.1.

The fee is comprised of a base fee, accrued daily at the annual rate of 0.90% of the average value of the daily net assets of the Fund, during the preceding month (the “Base Fee”), that is subject to a performance fee adjustment (the “Fee Adjustment”) that increases or decreases the fee depending on how well the Fund has performed relative to the S&P 500 Index (the “Index”) over a performance period.  The Fee Adjustment will be calculated using a monthly adjustment rate (the “Performance Adjustment Rate”) that is based upon the Fund’s relative performance.

In determining the Performance Adjustment Rate, if any, applicable during any month, the investment performance of the Fund for the 12-month period ending on the last day of the month (the “Performance Period”) shall be compared to the investment record of the Index during the Performance Period.  The investment performance of the Fund will be equal to the average annual return for the Fund as calculated pursuant to Item 21 of Form N-1A and will be expressed as a percentage of its net asset value per share at the beginning of the Performance Period.  The investment record of the Index will be calculated on a similar basis, so that it reflects the average annual total return for the Index, assuming all cash distributions made during the Performance Period by the companies whose securities comprise the Index are reinvested, and will be expressed as a percentage of the value of the Index at the beginning of the Performance Period.  Performance data for the Fund will be obtained from the Fund’s accounting services firm and performance data for the Index will be obtained from a reputable financial institution that is in the business of reporting performance data for the equities markets.

The Performance Adjustment Rate will be positive (resulting in an upward Fee Adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment record of the Index for the Performance Period by more than 0.080% and will be negative (resulting in a downward Fee Adjustment) for each percentage point, or portion thereof, that the investment record of the Index exceeds the investment performance of the Fund for the Performance Period by more than 0.08%.  Determinations of the Performance Adjustment Rate (positive or negative) will be made in increments of 0.006% for each increment of 0.08% in differential performance.  The maximum Performance Adjustment Rate will be 0.15% and the minimum Performance Adjustment Rate will be –0.15% for the Fund.  As an example, if the Fund's performance for the preceding 12 months exceeds the performance of the S&P 500 Index by 1.00%, the Performance Adjustment Rate would be 1.00%/0.08% x 0.006% = 0.075%

After the determination of any Performance Adjustment Rate, the dollar amount of additional fees or fee reductions to be accrued for each day of the month (the daily Fee Adjustment) will be determined by multiplying the Performance Adjustment Rate by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period.  The fee, as adjusted, is accrued daily and paid monthly.

The Fund's accounting services firm will create a fee report (the “Report”) calculating the determination of the Fee Adjustment each month, and the determination of the monthly fee.  The Fund's accounting services firm will provide the Chairman of the Audit Committee of the Trust, no later than ten (10) days after the close of each calendar quarter, the Reports used for calculation of fees payable by the Fund for the quarter so that the Chairman can review the determinations of the fees.  A copy of the report will also be forwarded to the Fund’s Administrator and to the Advisor and Subadvisor.

If the Trustees determine at some future date that another securities index is a better representative of the composition of the Fund than the Index, the Trustees may change the securities index used to compute the Performance Adjustment Rate.  If the Trustees do so, the new securities index (the “New Index”) will be applied prospectively in accordance with applicable law to determine the amount of the Performance Adjustment Rate. Until the New Index becomes effective, the current Index will continue to be used to determine the amount of the Performance Adjustment Rate. A change in the index will be submitted to shareholders for their approval if required under interpretations of the Act by the U.S. Securities and Exchange Commission or its staff.

4.

Proxy Voting.

The Advisor or Subadvisor will vote, or make arrangements to have a third party vote, all proxies solicited by or with respect to the issuers of securities in which the Fund as invested.  Such proxies shall be voted in a manner that the Advisor or Subadvisor deems,  in good faith, to be in the best interests of the Fund and its shareholders and in accordance with the Advisor's or Subadvisor's proxy voting policies.  The Advisor and Sub-Advisor agree to provide a copy of their proxy voting policies to the Trust prior to the effective date of this Agreement, and promptly provide to the Trust any amendments thereto.

5.

Records.

5.1

Tax Treatment. The Subadvisor shall maintain, or arrange for others to maintain, the books and records of the Trust in respect of the Fund in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2

Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Subadvisor on behalf of the Trust in respect of the Fund are the property of the Trust and shall be surrendered by the Subadvisor promptly on request by the Trust; provided, that the Subadvisor may at its own expense make and retain copies of any such records.

6.

Reports to Subadvisor.

The Trust shall furnish or otherwise make available to the Subadvisor such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Subadvisor may, at any time or from time to time, reasonably require or request in order to discharge its obligations under this Agreement, including without limitation any amendments, updates, and supplements to such documents or information before or at the time such amendments, updates or supplements become effective.

7.

Reports to the Trust.

The Subadvisor shall prepare and furnish to the Trust such reports, statistical data and other information in respect of the Fund in such form and at such intervals as the Trust may reasonably request, including without limitation the quarterly compliance reports and the reports specified in Appendix B hereto..

8.

Code of Ethics

The Subadvisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the Code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Subadvisor will provide to the Board of Trustees a written report that describes any issues arising under the Code of Ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the Code and sanctions imposed in response to the material violations; and which certifies that the Subadvisor has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the Code.

9.

Services to Other Clients.

Nothing herein contained shall limit the freedom of the Subadvisor or any affiliated person of the Subadvisor to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

10.

Limitation of Liability of Subadvisor and its Personnel.

Neither the Subadvisor nor any director, manager, officer of employee of the Subadvisor performing services for the Trust at the direction or request of the Subadvisor in connection with the Subadvisor's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Subadvisor shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Subadvisor or any sub-adviser retained by the Subadvisor pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Subadvisor against any liability to the Trust or its shareholders to which the Subadvisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadvisor's duties, or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Subadvisor who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

11.

Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

12.

Term of Agreement.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Subadvisor shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

13.

Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) if such amendment is material, by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

14.

Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination as to any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.  This Agreement shall also terminate upon the termination of the Advisory Agreement between WI Mutual Funds, LL and the Trust regarding the Fund.

15.

Use of Name.

The Trust is named the Northern Lights Fund Trust, and each Fund may be identified, in part, by the name “Northern Lights.”  The Fund may be identified, in part, by the name “Winans” only so long as the Advisor is the investment adviser to the Fund.

Notwithstanding the foregoing paragraph, the parties agree that the names of both the Subadvisor and the Trust, the names of any affiliates of the Subadvisor or the Trust and any derivative or logo or trademark or service mark or trade name are the valuable property of the Subadvisor, the Trust and each company’s affiliates, respectively.  The Trust and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names in respect of the Fund only and only with the prior written approval of the Subadvisor, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.  Similarly, the Subadvisor shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names in respect of the Trust only and only with the prior written approval of the Trust, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.  It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and internal materials provided to the Trustees, do not require such prior approval.

Upon termination of this Agreement, the Subadvisor, the Trust and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Subadvisor, the Trust and the Fund agree that they will each review with the other parties any advertisement, sales literature, or notice prior to its use that makes reference to the Subadvisor, the Trust or their affiliates, as applicable, or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Subadvisor, the Trust or their affiliates may review the context in which they are referred to, it being agreed that each party shall have no responsibility to ensure the adequacy of the form or content of such materials used by the other parties for purposes of the Act or other applicable laws and regulations.  If the Subadvisor, the Trust or the Fund makes any unauthorized use of another party’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the other parties shall suffer irreparable harm for which monetary damages are inadequate and thus, the other parties shall be entitled to seek injunctive relief.

16.

Declaration of Trust.

The Subadvisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Subadvisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Subadvisor shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Subadvisor understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Subadvisor further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Subadvisor must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

17.

Governing Law.

Subject to Section 18 hereof, this Agreement shall be governed and construed in accordance with the laws of the State of New York.

18.

Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

19.

Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

20.

Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

21.

Confidentiality.

All information and advice obtained by one party from the other party in connection with this Agreement (including without limitation by their respective agents, employees and representatives) shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders or used for any purposes other than for carrying out this Agreement.  Without limiting the foregoing, the Advisor and Subadvisor acknowledge that the securities holdings of the Fund constitute information of value to each party, and agree: (1) not to use for any purpose, other than for the Trust or the Fund, or their agents, to supervise or monitor the Advisor or Subadvisor, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any administrator, the independent accountants and any other agent of the Trust pursuant to suitable agreements or other obligations of confidentiality and in compliance with the Fund’s policies disclosed in the Fund’s Prospectus and Statement of Additional Information regarding disclosure of the Fund's portfolio holdings; or (d) as otherwise agreed to by the parties hereto in writing.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                                                                               WINANS INTERNATIONAL, INC.

                                                                               By: ________________

                                                                                    Kenneth G. Winans

                                                                                    President

                                                                               WI MUTUAL FUNDS, LLC

                                                                              By: _________________

                                                                                     Kenneth G. Winans

                                                                                     President

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST AS OF October __, 2009

NAME OF FUND                                    ANNUAL ADVISORY FEE AS A % OF

AVERAGE NET ASSETS OF THE FUND

                                    Biltmore Momentum/Dynamic ETF Fund:

The Sub-Advisory Fee is 0.90% adjusted upward or downward up to a maximum of + 0.15% of the average daily net asset value of the Fund depending upon the performance of the Fund as compared to S&P 500 Index (dividends included) (“S&P 500 Index) for the preceding twelve (12) months (including the month to which the payment relates), measured at the end of that month. For each 0.08% difference between the Fund’s performance and the performance of the S&P 500 Index up to a maximum of 2.00%, the annual rate will be varied by 0.006% of the value of the average daily net asset value.  By way of illustration, if the Fund’s performance for the preceding 12 months exceeds the performance of the S&P 500 Index by 1.00%, the adjustment to the fee would be 1.00% / 0.08% x 0.06% = 0.075%.

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX B

REPORTS

[To come]

 PROXY

NORTHERN LIGHTS FUND TRUST

BILTMORE MOMENTUM/DYNAMIC ETF FUND

SPECIAL MEETING OF SHAREHOLDERS

August 31, 2009

The undersigned shareholder of the Biltmore Momentum/Dynamic ETF Fund (the "Fund"), a series of Northern Lights Fund Trust (the “Trust”), hereby nominates, constitutes and appoints Emile Molineaux and Andrew Rogers, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at 450 Wireless Boulevard, Hauppauge, New York 11788 on October 16, 2009 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

Approval of the Ratification of the Interim Advisory Agreement between the Trust and Winans International, Inc.

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

Approval of the Investment Advisory Agreement between the Trust and WI Mutual Funds, LLC

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

Approval of the Investment Sub-Advisory Agreement between WI Mutual Funds, LLC and Winans International, Inc.

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

The Board of Trustees recommends a vote "FOR" on each of the above proposal.  The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________

DATED:________, 2009

__________________________________________

(Number of Shares)

(Please Print Your Name)

__________________________________________

(Signature of Shareholder)

__________________________________________

(Please Print Your Name)

__________________________________________

(Signature of Shareholder)

(Please date this proxy and sign your name as it appears on the label.  Executors, administrators, trustees, etc. should give their full titles.  All joint owners should sign.)

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President or Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.